(logo)
NUMBER                            TRIMERIS, INC.               SHARES

T


INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS
                                                              CUSIP 896263 10 0

THIS IS TO CERTIFY THAT







IS THE OWNER OF


FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF ONE-TENTH OF ONE CENT ($0.001) EACH OF TRIMERIS, INC.



(the following text is overprinted on the paragraph below) CERTIFICATE OF STOCK (hereinafter called the "Corporation") transferable on the books of the Corporation by said owner in person or by duly authorized attorney;
upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:


/s/ Matthew A. Megaro           Trimeris, Inc.            /s/ M. Ross Johnson
                                  Corporate
                                    SEAL
CHIEF FINANCIAL OFFICER             1993                   PRESIDENT AND CHIEF
    AND SECRETARY                 DELAWARE                  EXECUTIVE OFFICER


(c) SECURITY COLUMBIAN UNITED STATES BANKNOTE COMPANY 1980



(the following text appears rotated 90 degrees on the right side of page)

COUNTERSIGNED:                 WACHOVIA BANK, N.A.
                               (WINSTON-SALEM, NC)
BY:                                                           TRANSFER AGENT

                                                            AUTHORIZED SIGNATURE

                                 TRIMERIS, INC.

The Corporation shall furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -as tenants in common         UNIF GIFT MIN ACT-______ CUSTODIAN_______
TEN ENT -as tenants by the entireties                    (Cust)         (Minor)
JT  TEN -as joint tenants with right of          under Uniform Gifts to Minors
         survivorship and not as tenants         Act________________________
         in common                                         (State)

    Additional abbreviations may also be used though not in the above list.


For value received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE


- --------------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- ----------------------------------------------------------------------   shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ------------------------------------------------------------------- Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      -------------------------
Signature(s) Guaranteed:                            ----------------------------
                                                             Signature(s)

- -------------------------------------          ---------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED          NOTICE: THE SIGNATURE(S) ON THIS
BY AN ELIGIBLE GUARANTOR INSTITUTION,          ASSIGNMENT MUST CORRESPOND WITH
AS DEFINED IN RULE 17 Ad-15 UNDER THE          THE NAME(S) AS WRITTEN UPON THE
SECURITIES AND EXCHANGE ACT OF 1934,           FACE OF THE CERTIFICATE, IN EVERY
AND AMENDED.                                   PARTICULAR, WITHOUT ALTERATION OR
                                               ENLARGEMENT, OR ANY CHANGE
                                               WHATEVER.